UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 18, 2002


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



          Illinois                                         36-3873352
-------------------------------                  -------------------------------
      (State or other                                  (I.R.S. Employer
Jurisdiction of Incorporation)                        Identification No.)


                               727 North Bank Lane
                           Lake Forest, Illinois 60045
                    ---------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

On July 18, 2002, Wintrust Financial Corporation (the "Company") announced earnings for the second quarter of 2002. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibit

Exhibit 99.1 - 2nd Quarter 2002 Earnings Release dated July 18, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  July 24, 2002              /s/ David A. Dykstra
                                  --------------------
                                                 Senior Executive Vice President
                                                 Chief Operating Officer
                                                 & Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

  99.1          Press release dated July 18, 2002.

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